                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 FEBRUARY 1997
                             PAYMENT March 17, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                               CUSIP#393534AB8
                                               Trust Account #33-31958-0
                                               Distribution Date: March 17, 1997

Securitized Net Interest Margin
-------------------------------                                     Per $1,000
Certificates                                                          Original
------------                                                      ------------
1.    Amount Available                              1,806,779.35

Interest

2.    Aggregate Interest                              269,774.94    2.91964221

3.    Amount Applied to:
      (a)  accrued but unpaid Interest

4.    Remaining:
      (a)  accrued but unpaid Interest                269,774.94

5.    Monthly Interest

Principal

6.    Current month's principal
      distribution                                  1,537,004.41   16.63424686

7.    Remaining outstanding principal
      balance                                      39,702,476.32   429.6804797
      Pool Factor                                      .42968048

8.    Present value of the projected
      remaining aggregate cashflows of
      the Finance I Assets and the
      Residual Assets, as of the immediately
      preceding Distribution Date                  64,413,443.95**

9.    Aggregate principal balance of
      loans refinanced by Green Tree
      Financial Corp.                               1,401,948.39

10.   Weighted average CPR                                  9.71%


                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 FEBRUARY 1997
                             PAYMENT March 17, 1997
               7.85% SECURITIZED NET INTEREST MARGIN CERTIFICATES
                                     Page 2

                                              CUSIP#393534AB8
                                              Trust Account #33-31958-0
                                              Distribution Date: March 17, 1997

11.   Weighted average CDR                                2.85%

12.   Annualized net loss percentage                      1.36%

13.   Delinquency            30-59 day                     .88%
                             60-89 day                    0.36%
                             90+ day                      0.65%
                             Total 30+                    1.89%


First Trust N.A. Paying Agent/Bondholder Relations (612) 973-6700

**Present value of the projected remaining cashflows is based on estimated future performance of the underlying loans. These projections are subject to ongoing evaluation based upon a number of factors, including historical performance. As such, this projected value may change periodically, not only as a result of actual experience but also as a result of revisions made to the assumptions upon which such projections are based.

The assumptions utilized in projecting this value are in the process of being re-assessed at the time of publication of this report. The amount shown represents the present value of projected remaining cashflows based on assumptions similar to those used in the previous period.

GREEN TREE FINANCIAL CORP.
NET INTEREST MARGIN TRUST 1994-B
FEBRUARY 1997
PAYMENT March 17, 1997


                                  Fee Assets
                 -------------------------------------------
                  Guarantee         Inside        Fee Asset
                    Fees             Refi            Total
                 ----------     -------------     ----------
GTFC 1994-1      540,631.57         29,331.97     569,963.54
GTFC 1994-2
GTFC 1994-3
GTFC 1994-4
                 ----------     -------------     ----------
                 540,631.57         29,331.97     569,963.54

Total amount of Guarantee Fees and Inside         569,963.54
Refinance Payments

Subordinated Servicing Fees                       220,593.98

Payment on Finance 1 Note                         790,557.52

Allocable to Interest (current)                    93,062.40

Allocable to accrued but unpaid Interest                 .00

Accrued and unpaid Trustee Fees                          .00

Allocable to Principal                            697,495.12

Finance 1 Note Principal Balance               13,528,604.51

                           GREEN TREE FINANCIAL CORP.
                        NET INTEREST MARGIN TRUST 1994-B
                                 FEBRUARY 1997
                             PAYMENT March 17, 1997

                                 Inside
                   Residual       Refi         Total
                  ----------  ------------  ------------
GTFC 1994-1              .00           .00           .00
GTFC 1994-2       335,437.42     24,951.47    360,388.89
GTFC 1994-3       207,083.41     18,865.29    225,948.70
GTFC 1994-4       404,542.21     25,342.03    429,884.24
                  --------------------------------------
                  947,063.04     69,158.79  1,016,221.83

Total Residual and Inside
Refinance Payments                          1,016,221.83